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Ex (a)(1)(ii)

LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK,
PAR VALUE $.001 PER SHARE
OF
QAD INC.

PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 21, 2003

          THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, APRIL 21, 2003, UNLESS THE TENDER OFFER IS EXTENDED.

The depositary for the tender offer is:

American Stock Transfer & Trust Company

By mail:	By overnight delivery or hand delivery:	By facsimile transmission (for eligible institutions only):
American Stock Transfer & Trust Company Attn: Reorg Department 59 Maiden Lane—Plaza Level New York, NY 10038	American Stock Transfer & Trust Company Attn: Reorg Department 6201 15th Avenue Brooklyn, NY 11219	(718) 234-5001 For confirmation call: (800) 937-5449; or (212) 936-5100 (for New York and outside the United States)

The information agent for the tender offer is:

MORROW & CO., INC.

        All questions regarding the tender offer should be directed to Morrow & Co., Inc., the information agent, or SG Cowen Securities Corporation, the dealer manager, at their respective addresses and telephone numbers set forth on the back cover page of the Offer to Purchase.

        This Letter of Transmittal, including the accompanying instructions, and the Offer to Purchase should be read carefully before you complete this Letter of Transmittal.

        Delivery of this Letter of Transmittal to an address other than one of those shown above for the depositary does not constitute a valid delivery. Deliveries to QAD Inc., the dealer manager of the tender offer or the information agent of the tender offer will not be forwarded to the depositary and therefore will not constitute valid delivery to the depositary. Deliveries to the book-entry transfer facility will not constitute valid delivery to the depositary.

        List below each certificate number, the number of shares represented by each certificate and the number of such shares tendered. If the space provided below is inadequate, list such information on a separately executed and signed schedule and affix the schedule to this Letter of Transmittal. The names and addresses of the holders should be printed, if not already printed below, exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as appears on certificate(s))	Certificate(s) Tendered (Attach additional signed schedule if necessary)

	Certificate Number(s)*	Number of Shares Represented By Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered*

        INDICATE IN THIS BOX THE ORDER (BY CERTIFICATE NUMBER) IN WHICH SHARES ARE TO BE PURCHASED IN EVENT OF PRORATION (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY):*** SEE INSTRUCTION 9.

1st:                      ; 2nd:                       ; 3rd:                      ; 4th:                       ; 5th:                      ; 6th:

*
Need not be completed if shares are delivered by book-entry transfer.
**
If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
***
If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the depositary. See Instruction 9.

☐
Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond may be required to be posted by the shareholder to secure against the risk that the certificates may be subsequently recirculated. Please call American Stock Transfer & Trust Company, at (800) 937-5449, to obtain an affidavit of loss and for further instructions and as to the determination of the requirement for posting of a bond. See Instruction 15.

        This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the depositary at The Depository Trust Company, or any other "qualified" registered securities depositary, referred to as the "book-entry transfer facility," under Section 3 of the Offer to Purchase.

        Stockholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the depositary.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
Account Number:
Transaction Code Number:
☐
CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
Account Number:

ODD LOTS
(SEE INSTRUCTION 8)

        To be completed ONLY if shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 shares.

        On the date hereof, the undersigned either (check one box):

  ☐
  owned beneficially or of record an aggregate of fewer than 100 shares, and is tendering all of such shares, or

  ☐
  is a broker, dealer, commercial bank, trust company or other nominee which:

  (a)
  is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and

  (b)
  believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

        In addition, the undersigned is tendering shares either (check one box):

  ☐
  at the purchase price, as the same shall be determined by QAD in accordance with the terms of the tender offer (persons checking this box need not indicate the price per share below), or

  ☐
  at the price per share indicated below under "Price (in dollars) per Share at which Shares are being Tendered" in this Letter of Transmittal.

        To American Stock Transfer & Trust Company:

        The undersigned hereby tenders to QAD Inc., a Delaware corporation ("QAD"), the above-described shares of QAD common stock, par value $.001 per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 21, 2003, of QAD, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

        Subject to and effective upon acceptance for payment of the shares tendered hereby in accordance with the terms of the tender offer, including, if the tender offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of QAD all right, title and interest in and to all shares tendered hereby and orders the registration of such shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of QAD and hereby irrevocably constitutes and appoints the depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of QAD, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

          (a)  deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of QAD, upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to such shares;

          (b)  present certificates for such shares for cancellation and transfer on the books of QAD; and

          (c)  receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

        The undersigned hereby covenants, represents and warrants to QAD that:

          (a)  the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

          (b)  when and to the extent QAD accepts the shares for purchase, QAD will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

          (c)  on request, the undersigned will execute and deliver any additional documents the depositary or QAD deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby.

        The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing the shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

        The undersigned understands that QAD will, upon the terms and subject to the conditions of the tender offer, determine a single per share price, not in excess of $5.25 per share nor less than $4.75 per share, that it will pay for shares properly tendered and not withdrawn under the tender offer, taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that QAD will select the purchase price that will allow it to purchase 2,600,000 shares, or such lesser number of shares as are properly tendered, at prices not in excess of $5.25 per share nor less than $4.75 per share, under the tender offer. The undersigned understands that all shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including its odd lot preferences and proration provisions, and that QAD will return all other shares, including shares tendered and not properly withdrawn at prices greater than the purchase price and shares not purchased because of proration as promptly as practicable following the expiration date.

        The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, QAD may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that QAD has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if QAD purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

        The undersigned understands that acceptance of shares by QAD for payment will constitute a binding agreement between the undersigned and QAD upon the terms and subject to the conditions of the tender offer.

        The check for the aggregate net purchase price for such of the tendered shares as are purchased by QAD will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

        All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

        By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "Shares Tendered at Price Determined under the Tender Offer," the undersigned hereby tenders shares at the the price checked. This action could result in none of the shares being purchased if the purchase price determined by QAD for the shares is less than the price checked below. A stockholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐	$4.75	☐	$4.95	☐	$5.15
☐	$4.80	☐	$5.00	☐	$5.20
☐	$4.85	☐	$5.05	☐	$5.25
☐	$4.90	☐	$5.10

        CHECK ONLY ONE BOX ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF SHARES.

SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER
(SEE INSTRUCTION 5)

        ☐    The undersigned wants to maximize the chance of having QAD purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking THIS BOX INSTEAD OF ONE OF THE PRICE BOXES ABOVE, the undersigned hereby tenders shares and is willing to accept the purchase price determined by QAD in accordance with the terms of the tender offer. This action could result in receiving a price per share as low as $4.75.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 6, 7 and 10)			SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 6 and 10)

To be completed ONLY if certificates for shares not tendered or not purchased and/or any check for the purchase price of shares purchased are to be issued in the name of someone other than the undersigned or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the book-entry transfer facility other than that designated above.
To be completed ONLY if certificates for shares not tendered or not purchased, and/or any check for the purchase price of shares purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.
Issue:	☐ Check	☐ Certificate(s) to:	Deliver:	☐ Check	☐ Certificate(s) to:
Name:	(Please print)		Name:	(Please print)
Address:			Address:

(Including zip code)			(Including zip code)
(Tax Identification or Social Security Number) (See Substitute Form W-9 included herewith)			(Tax Identification or Social Security Number) (See Substitute Form W-9 included herewith)
☐	Credit shares delivered by book-entry transfer and not purchased to the account set forth below:
Account No.:

SHAREHOLDER(S) SIGN HERE
(See Instructions 1 and 6)

(Please Complete Substitute Form W-9 Included Herewith)

        Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with the Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

(Signature(s))
Name(s):
(Please print)
Capacity (full title):
Address:

Country code, area code and telephone number:
Dated: ________________, 2003
Tax Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 6)

Authorized signature:
Name(s):
(Please Print)
Title:
Name of firm:
Address:
(Including zip code)

Country code, area code and telephone number:
Dated: ________________, 2003
Tax Identification or Social Security Number:

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS OF THE TENDER OFFER
OF

QAD INC.

        1.    Guarantee of Signatures.    No signature guarantee is required if either:

          (a)  this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b)  such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

        In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 6.

        2.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used only if certificates are delivered with it to the depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent's message (as defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be delivered to the depositary before the expiration date.

        The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that QAD may enforce such agreement against such participant.

        Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an agent's message, and all other documents required by this Letter of Transmittal, must be received by the depositary within three Nasdaq National Market trading days after receipt by the depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

        The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the Notice of Guaranteed Delivery before the expiration date.

        THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

        QAD will not accept any alternative or contingent or conditional tenders, nor will it purchase any fractional shares. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the number of shares represented by each certificate and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

        4.    Partial Tenders and Unpurchased Shares.    (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the depositary will be deemed to have been tendered.

        5.    Indication of Price at Which Shares are Being Tendered.    For shares to be properly tendered, the stockholder MUST check the box indicating the price per share at which such stockholder is tendering shares under "Price (in Dollars) per Share at which Shares are being Tendered" in this Letter of Transmittal; provided, however, that (1) an "odd lot holder" (as defined in Instruction 9) may check the box above in the section entitled "Odd Lots" indicating that such holder is tendering all of such holder's shares at the purchase price determined by QAD under the tender offer or (2) a stockholder may check the box above in the section captioned "Shares Tendered at Price Determined under the Tender Offer" if the stockholder wants to maximize the chance of having QAD purchase all of the shares that it is tendering (subject to the possibility of proration); this action could result in the stockholder receiving a price per share as low as $4.75. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of such stockholder's share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's shares. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

        6.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.

          (a)  If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b)  If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c)  If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

          (d)  When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

          (e)  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to QAD of their authority to so act.

        7.    Stock Transfer Taxes.    Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. QAD will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

          (a)  payment of the purchase price is to be made to any person other than the registered holder(s);

          (b)  tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal; or

          (c)  shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s);

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

        8.    Odd Lots.    As described in Section 1 of the Offer to Purchase, if QAD is to purchase fewer than all shares tendered before the expiration date and not properly withdrawn, the shares purchased first will consist of all shares tendered by any stockholder who owned beneficially or of record an aggregate of fewer than 100 shares, and who tenders all of such holder's shares at or below the purchase price. This preference will not be available unless all of such holder's shares are tendered at or below the purchase price. This preference will not be available unless the box captioned "Odd Lots" is completed.

        9.    Order of Purchase in Event of Proration.    Stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification and the amount of any gain or loss on the shares purchased. See Section 13 of the Offer to Purchase.

        10.    Special Payment and Delivery Instructions.    If check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

        11.    Irregularities.    All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by QAD in its sole discretion, which determinations shall be final and binding on all parties. QAD reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of QAD, be unlawful. QAD also reserves the absolute right to waive with respect to all stockholders any of the conditions of the tender offer and to waive any defect or irregularity in the tender of any particular shares, and QAD' interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as QAD shall determine. None of QAD, the dealer manager (as defined in the Offer to Purchase), the depositary, the information agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

        12.    Questions and Requests for Assistance and Additional Copies.    Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, you are directed to contact the depositary at the number set forth on the front page of this Letter of Transmittal.

        13.    Tax Identification Number and Backup Withholding.    U.S. federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or such stockholder's assignee, in either case, referred to as the "payee," provide the depositary with such payee's correct taxpayer identification number, which, in the case of a payee who is an individual, is such payee's social security number. If the depositary is not provided with the correct taxpayer identification number or an adequate basis for an exemption, such payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the tender offer. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each payee must provide the depositary with a correct taxpayer identification number by completing the Substitute Form W-9 included herewith, and certify, under penalties of perjury, that such taxpayer identification number is correct (or that such payee is awaiting a taxpayer identification number), that such stockholder is not subject to backup withholding of federal income tax, and that such stockholder is a U.S. person. If the payee does not have a taxpayer identification number, such payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a taxpayer identification number, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9 and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If the payee does not provide such payee's taxpayer identification number to the depositary, backup withholding will apply and will reduce the net amount paid to the selling stockholder. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a taxpayer identification number or that such payee intends to apply for one in the near future. If shares are held in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 Guidelines for information on which taxpayer identification number to report. Exempt payees, including, among others, all corporations and certain foreign individuals, are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should check the exempt payee box in Part 2 of Substitute Form W-9, and should sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as an exempt payee, such person must submit a completed IRS Form W-8BEN or a Substitute Form W-8 (or similar form), signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the depositary.

        14.    Withholding on Foreign Holder.    The following discussion applies to any "foreign stockholder," that is, a stockholder that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A foreign stockholder who has provided a completed IRS Form W-8BEN or a Substitute Form W-9 (or similar form) to the depositary will not be subject to backup withholding. However, foreign stockholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments received by such foreign stockholders which are subject to dividend treatment. If a stockholder's address is outside the United States, and if the depositary has not received a Substitute Form W-9, the depositary will assume that the stockholder is a foreign stockholder. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification (Form W-8BEN) is furnished to the depositary. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due. Foreign stockholders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding and the refund procedure.

        15.    Lost, Stolen, Destroyed or Mutilated Certificates.    If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should notify American Stock Transfer & Trust Company, the transfer agent for the shares, of that fact by calling American Stock Transfer & Trust Company at (800) 937-5449 and asking for instructions on obtaining a replacement certificate(s). American Stock Transfer & Trust Company will require you to complete an affidavit of loss and return it to American Stock Transfer & Trust Company. Such stockholder will then be instructed by American Stock Transfer & Trust Company as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

TAXPAYER IDENTIFICATION NUMBER

PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE FORM W-9	Name
Department of the Treasury, Internal	Address	(Number and street)
Revenue Service
		(City) (State)		(Zip code)

Payer's Request for Taxpayer Identification Number and Certification	PART 1(A)—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW		TIN:	Social Security Number or Employer Identification Number

PART 1(B)—PLEASE CHECK THE BOX AT THE RIGHT IF YOU HAVE APPLIED FOR AND ARE AWAITING RECEIPT OF YOUR TAXPAYER IDENTIFICATION NUMBER OR INTEND TO APPLY FOR A TAXPAYER IDENTIFICATION NUMBER IN THE NEAR FUTURE ☐

PART 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE
(SEE INSTRUCTIONS)

PART 3—CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (A) I am exempt from backup withholding; or (B) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. nonresident alien).

SIGNATURE	DATE	, 2003

        You must cross out Item (2) of Part 3 above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the Internal Revenue Service that you were subject to backup withholding you received another notification from the Internal Revenue Service that you are no longer subject to backup withholding, do not cross out Item (2) of Part 3 above. (Also see certification under instructions in the enclosed guidelines.)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer, 30% of all payments made to me under the tender offer shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        Facsimile copies of the Letter of Transmittal will be accepted from eligible guarantor institutions. The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering shareholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth above.

        Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, you are directed to contact the depositary.

        Any questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and related materials may be directed to the information agent at its address and telephone number set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

The information agent for the tender offer is:

MORROW & CO., INC.
445 Park Avenue, 5th Floor
New York, NY 10022
E-mail: qad.info@morrowco.com
Call Collect (212) 754-8000
Banks and Brokerage Firms, Please Call: (800) 654-2468
 Stockholders Please Call: (800) 607-0088

The dealer manager for the tender offer is:

SG Cowen
1221 Avenue of the Americas
 New York, NY 10020
(800) 746-3430        (Call Toll Free)

QuickLinks

ODD LOTS (SEE INSTRUCTION 8)
SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)
PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER (SEE INSTRUCTION 5)
SHAREHOLDER(S) SIGN HERE (See Instructions 1 and 6) (Please Complete Substitute Form W-9 Included Herewith)
INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS OF THE TENDER OFFER OF QAD INC.